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BancAnalysts Association of Boston
Conference
Tayfun Tuzun
Executive Vice President & Chief Financial Officer
November 7, 2013
Please refer to earnings release dated October 17, 2013 and 10-Q dated
November 6, 2013 for further information.
Exhibit 99.1

Well-positioned in current environment
© Fifth Third Bank | All Rights Reserved
Disciplined
expense control
Traditional
banking focus
consistent with
direction of
financial reform
Strong levels of
profitability
Broad-based
credit
improvements
Exceed fully
phased-in Basel
III capital
standards today
Well-established
franchise in key
markets
Organic growth
success
Continued
investments to
maintain and
enhance
revenue-
generation

Earnings per diluted share of $0.47 up 24% from prior year
— 3Q13 included $85MM of pre-tax gains on the sale of Vantiv shares and a positive $6MM Vantiv warrant valuation
Return on assets of 1.4% (or 1.2% ex-Vantiv) and return on average tangible common equity¹
of 14.7% (or 12.6% ex-Vantiv)
Pre-provision net revenue¹
up 15% from prior year (fees  up 7%; expenses down 5%)
Maintained momentum with strong 3Q results
1 Non-GAAP measure; see Reg. G reconciliation in appendix.
2 Capital ratios presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
3 Not including any potential future incremental repurchases of common shares in the amount of any after-tax gains from the sale of Vantiv, Inc. stock.
Optimizing retail distribution strategy and prioritizing key segments within consumer bank
— Consumer deposit fees up 17%; credit card balances up 8% from 3Q12
Segment and industry specialization in mid-corporate, energy, and healthcare within commercial bank
Investment and retirement focus driving 12% growth in retail brokerage and 10%
growth in private client fees within investment advisors business
Strong capital ratios²
—
Tier 1 common ratio¹
9.9%, Basel III pro forma estimate¹
of ~9.5%; reflect benefit
of conversion of Series G preferred stock
Tangible book value per share¹
of $13.09 up 8% from 3Q12
~$600MM of remaining repurchase capacity³
approved under 2013 CCAR plan
3
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Strong
Profitability
Executing on
Strategic
Plans
Prudent
Capital
Management

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NII results reflect continued moderate NIM
pressure offset by balance sheet growth
1 Estimate; funding (DDAs + interest-bearing liabilities); liabilities attributed to fixed or floating using terms and expected beta
Fixed / Floating Portfolio
Interest-Earning
Assets
Funding
Fixed
~55-60%
Loans
49%
Loans
32%
Investment
Portfolio 4%
NII and NIM (FTE)
($MM)
3.56%
3.49%
3.42%
3.33%
3.31%
$450
$550
$650
$750
$850
$950
2.0%
2.5%
3.0%
3.5%
4.0%
3Q12 4Q12 1Q13 2Q13 3Q13
Net Interest Income (right axis) NIM
$907
$903
$893
$885
$898
Fixed
47%
Floating
53%
Investment
Portfolio
15%
Floating
~40-45%
Floating Fixed
1
• Sequential increase in NII due to higher balances and yields in investment securities, lower interest expense, and the benefit of an extra day in the quarter, partially offset by the effects of loan repricing, lower balances of held-for-sale loans, and the 2Q13 maturity of interest rate floors
• Changed composition and size of investment portfolio in 3Q13; expect benefit to NII in future quarters
• New origination spreads remain tight (reflects increased level of competition, impact of better credit, and overall relationship profitability targets)
• Increase in short-term LIBOR rates key driver for long-term upside on NII and NIM
• Coupons on new fixed rate loan originations continue to converge with portfolio avg. coupons (~40%
of loan book is fixed)

FIFTH THIRD BANK

Core +6% YoY; Transaction +7% YoY

©
Fifth Third Bank | All Rights Reserved
Strengthened deposit profile
and increased value proposition to customers
Average core deposit balances ($B)
Deposit growth benefited
from focus on
full customer relationship
$86.9
$81.7
Simplified deposit products
• Straightforward, easy to use
accounts
• Reduced complexity
• Elimination of certain fees
• Total relationship earns better
rates and lower costs
• Compatible with Fifth Third’s
strategic direction and the new
regulatory landscape
• Fully converted 2.1 million
households as of the end of the
second quarter
Cost of funds
0.48%          0.47%            0.42%            0.40%        0.38%
0.51%          0.47%            0.44%            0.41%        0.39%
FITB
Peer avg.
Source: SNL Financial. Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION.
$77.5
$80.2
$80.9
$81.7
$83.2
3Q12 4Q12 1Q13 2Q13 3Q13
Transaction deposits Other time deposits

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Deposit momentum delivering franchise value
Naples
Source: FDIC, SNL Financial.
Note: branches included are full service retail / brick and mortar; data excludes headquarters branches with over $250 million in deposits ($500MM for Chicago CBSA).
Cincinnati affiliate
#1 market share (22% or $10.6B
of FITB footprint deposits) and
Fifth Third’s largest affiliate
market; home of our corporate
headquarters
Western Michigan and Northwestern Ohio affiliates
#1 market shares (17% and 18% of FITB footprint deposits,
respectively); incl. Grand Rapids, MI and Toledo, OH
Chicago affiliate
Fifth Third’s second largest affiliate market;
strongest affiliate deposit growth in footprint
vs. 2012; significant expansion through Old
Kent acquisition in 2000
• Deposit growth in 15 of 18
affiliates
– Top 3 deposit share in
7 affiliates
– Deposit growth
outperforming market
in 14 affiliates
• Fifth Third grew deposit
market share in 78% of
affiliates
Strong market share in mature Midwest markets;
Southeast markets remain key focus area and source of future growth.
North Carolina affiliate
#4 market share in Charlotte;
Entered market through First
Charter acquisition in 2008
Florida region
5.4% increase in deposits vs. 2012,
strongest regional growth market

FIFTH THIRD BANK

Avg +5% YoY; EOP +5% YoY
3Q12
4Q12
1Q13
2Q13
3Q13
EOP loans HFI
Avg loans HFI

7
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Strong loan growth,
ample opportunities for ongoing growth
Loan balances ($B) Loan composition (EOP HFI)
48% C&I / lease
10% Commercial real estate
Commercial
25% Resi. mtg. / home equity
14% Auto
3% Card / other
Consumer
• Solid loan growth with
disciplined lending standards
• C&I and residential mortgage
balance growth more than
offset run-off in both home
equity and commercial real
estate loans
$83.1
$87.2
$82.9
$83.9
$85.9
$86.7
$87.3
3Q12 4Q12 1Q13 2Q13 3Q13
EOP loans HFI Avg loans HFI
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Commercial loans – C&I driving growth
• Continued run-off in CRE portfolio has
impacted overall loan growth
• Commercial construction balances are
showing accelerating growth
– +1%, +3%, and +11% in 1Q13, 2Q13,
and 3Q13, respectively
• Expect CRE portfolio to contribute to
overall loan growth in future
– Growth focused primarily on
multi-family and industrial sectors
Source: SNL Financial and Company Reports. Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION. BBT & ZION exclude government guaranteed loans.
1 Presented on a yearly weighted average basis; Excluding held-for-sale loans.
2 Presented on an average basis; Excluding held-for-sale loans.
• Growth driven by investments in mid-corporate
segment ($500MM to $2B in revenue) and industry
specializations (i.e. Healthcare and Energy)
• Loan utilization at record low level
($ in billions)
$10.3
$9.1
$9.3
$9.7
$9.9
+7%
+16%
+15%
Peer average: 26%
$40
$35
$30
$25
$20
$15
$10
28.0
32.4
37.4
3Q11 3Q12
3Q13
44%
32%
31%
30%
29%
27%
25%
21%
21%
21%
18%
13%
CMA STI
FITB
HBAN PNC
KEY RF
ZION BBT MTB USB WFC
$10
$8
$6
$4
$2
$0
0.7
0.7
0.7
0.7
0.8
3Q12 4Q12 1Q13 2Q13
3Q13
Commercial Mortgage ($B)
Commercial Construction ($B)
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8
C&I Portfolio YTD growth 1 CRE balance trend
2
3Q13 C&I Loans / Average Assets
2
9.6
9.2
9.0
8.6
8.3

+35% since 2009; +1% YoY

+9% YoY; +3% QoQ

Total +12%

Growth opportunities in consumer loans
• 5 consecutive quarters of average growth
• Sequential and yearly growth driven by
stronger cross sell activity and account
growth
• Significant cross-sell opportunity remains
• Continued innovation in card products
designed to fit customers’ needs (i.e.
DUO, Access 360)
• DUO Card balance per active account up
34% from prior year
1
Presented on an average basis; excluding held-for-sale loans.
2
Presented on an end of period basis; excluding held-for-sale loans.
• Represents 14% of total loans
• 5 largest bank originator of indirect
auto loans
• Expanded footprint from 36 to 45 states
• Careful margin management to
optimize volume/return levels
• High quality portfolio with ~760 average
FICO
Automobile balances
2
($B)
Automobile
Credit
Card
Credit card balances
1
($B) # Purchase Active Cards
th
$9.0
$10.7
$11.6
$11.9
$12.1
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
3Q09 3Q10 3Q11 3Q12 3Q13
In Footprint Out of Footprint
47%
53%
57%
60% 62%
47% 53% 43%
40%
38%
$1.5
$1.6
$1.7
$1.8
$1.9
$2.0
$2.1
$2.2
3Q12 4Q12 1Q13 2Q13 3Q13
Mortgage
34%
Home
equity
26%
Auto
33%
Credit
card
6%
Other
consumer
1%
3Q12 3Q13
All Other DUO Card
Consumer loan portfolio 1

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Mortgage banking results
1 Gain-on-sale margin represents gains on all loans originated for sale.
Note: numbers may not sum due to rounding
Mortgage Banking Net Revenue ($MM)
$233
$200
$258
$220
$121
Mortgage originations and gain-on-sale margin
1
• Purchase originations of $2.0B, strongest
absolute level and highest relative to total
originations since 2Q11; key focus area near-term
• 3Q13 mortgage components
– Origination fees and gains on loan sales down
50% due to lower gain-on-sale margins and
lower origination volumes
– Lower gains-on-sale partially offset MSR
valuation adjustments of positive $23 million
• Expect lower mortgage gain-on-sale revenue on
lower volume as higher mortgage rates persist and
competitive pressure on industry margins remains
high
• Managing  expenses in line with reduction in
revenue, 3Q13 mortgage-related expenses down
$25MM
– elimination of overtime and contract work
– some reduction in full-time employee costs
– lower incentive compensation due to lower
origination volumes
• Potential for better mortgage servicing results as
rates increase
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
3Q12 4Q12 1Q13 2Q13 3Q13
Originations for sale Originations HFI Margin
($B)
$7.5B
record
1
226
239
169
150
74
62
64
61
62
63
(48)
(52) (53) (51)
(39)
(40)
7
42
73
23
3Q12 4Q12 1Q13 2Q13 3Q13
Orig fees and gains on loan sales Gross servicing fees
Servicing rights amortization MSR valuation adjustments
% purchase    26%           21%           14%          24%           43%
% refinance    74%           79%           86%          76%           57%

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Strong revenue and profit generation
3Q13 returns strong relative to peers
ROAA
ROATCE
• Business mix provides higher than average
diversity between spread and fee revenues
• Relatively strong margin and fee income
contribution drive strong profitability despite
interest rate environment
3Q13 PPNR / Average Assets
Source: SNL Financial and Company Reports. Data as of 3Q13. Peer median includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION.
PPNR and ROATCE are Non-GAAP measures. See Reg. G reconciliation in appendix.
1 Annualized; excludes securities gains / losses for FITB and peers. STI also excludes $323MM of legal expense, $96MM allowance for servicing assets, and $63MM addition to repurchase reserve.
2 See Page 18 in the Appendix for adjustments.
Peer median 1.8%
2.1% /
1.9%
2
Significant purchase
accounting benefit
14.7%
1.35%
Adjusted
As reported
NII
3Q13 fee income as % of revenue
Fee income
45%
55%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
USB WFC MTB FITB PNC BBT HBAN STI RF KEY CMA ZION
13.5%
13.2%
FITB Peer Median
1.24%
1.22%
FITB Peer Median
1
2

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• Long-term target for mid-50% efficiency
ratio in normalized environment
– Potential benefit of higher interest
rates in future
– Current level reflects below-capacity
balance sheet and lower revenue than
we expect to generate in the future
Disciplined expense management
Expense trend ($MM)
Managing expenses carefully in response to revenue environment;
continuous process of expense evaluation
Efficiency ratio trend
Reported expense $1,006 $1,163 $978 $1,035 $959
Significant items impacting expenses :
Benefit $5      -- $9 $2 $16
Detriment ($59) ($176) ($12) ($61) ($40)
Adjusted Expense $952 $987 $975 $976 $935
1
$600
$700
$800
$900
$1,000
$1,100
$1,200
3Q12 4Q12 1Q13 2Q13 3Q13
64%
65%
60%
53%
59%
60%
60%
62%
60%
61%
Adjusted Efficiency Ratio
1
1 Significant items listed on page 18 in the appendix under “Adjustments to remove (benefit) / detriment in noninterest expense.” 3Q13 also included a $15 million reduction in the mortgage representation and warranty reserve; 2Q13, 4Q12, and 3Q12 also included mortgage repurchase reserve builds of $9  million, $26 million, and $24 million, respectively related to additional guidance received from Freddie Mac. These impacts are reflected in “Credit-related items in noninterest expense”.
3Q12 4Q12 1Q13 2Q13 3Q13

Strong asset quality and coverage
Continued decline in problem assets and corresponding decline in charge-offs combined with strong reserves on an absolute and relative basis
3Q13 coverage ratios
strong relative to peers
Fifth Third Peer Median
$112
Net charge-offs ($MM)
$109
$156
$147
NCO ratio
0.75% 0.70% 0.63% 0.51% 0.49%
$133
Nonperforming assets ($MM)
$1,210
$1,150
$1,014
$1,446
$1,286
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
334
356
382
403
429
3Q12
4Q12
1Q13
2Q13 3Q13
Commercial
Consumer
1,017
883
828
794
680
$175
$150
$125
$100
$75
$50
$25
$0
65
67
79
91
94
3Q12
4Q12 1Q13 2Q13 3Q13
Commercial Consumer
62
56
54
45
44
160%
218%
165%
355%
152%
320%
Reserves / NPLs
Reserves / NPAs
Reserves / Annualized YTD
NCOs
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1.73% 1.49% 1.41% 1.32% 1.16% NPA ratio

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Strong capital position and capital generation
support ability to return capital to shareholders
Very strong capital
levels support balance
sheet growth and
higher returns to
shareholders.
~$1.9 billion in capital returned to common shareholders
(7 quarters through 9/30/13)
$175MM
Vantiv-related
repurchases
$600MM
other
repurchases
$421MM
dividends
$539MM
repurchases
$207MM
dividends
~$600MM
remaining
capacity for
repurchases
1 Not including any potential future incremental repurchases of common shares in the amount of any after-tax gains from the sale of Vantiv, Inc. stock.
2 Included $157MM of repurchases related to after-tax gains from the sale of Vantiv, Inc. stock.
3 Non-GAAP measure; see Reg. G reconciliation in Appendix. Capital ratios presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
9.5%
9.9%
3Q13 Tier 1
common ratio
(Basel I)
3Q13 Tier 1
common ratio
(Basel III)
Relative to 5.0% unofficial CCAR
supervisory reference minimum
Relative to 2015 Basel III minimum of
4.5% and 2019 Basel III buffered
minimum of 7.0%
(5 Quarters) (through 2 Quarters)
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2012 CCAR
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2013 CCAR
3
3
1
2

Well-positioned for the future
• Cash currently sufficient to satisfy all fixed obligations in a stressed environment for approximately 2 years (debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets; relying on dividends from subsidiaries or any other discretionary actions
• ~9.5% pro forma Basel III Tier 1 common capital ratio
1
under recent prospective regulatory capital requirements
• Strong returns to shareholders through dividends and share repurchases, additional capacity from capital generation
Superior capital and liquidity position
• NCO ratio lowest reported in more than 6 years; delinquencies at historically low levels
• Very low relative exposure to areas of concern, e.g. European financials, mortgage repurchase risk
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~45% of total revenue
Diversified traditional banking platform
• PPNR remained strong throughout the credit cycle
• Solid returns on both assets and equity, with or without gains related to our Vantiv holding
• Disciplined expense management
Industry leader in earnings power
1
Non-GAAP measure; see Reg. G reconciliation in Appendix. Capital ratios presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
© Fifth Third Bank | All Rights Reserved
Credit trends reflective of excellent asset quality with further opportunity for improvement

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This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule
3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,”
“objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,”
or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth
Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth
Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer
Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.
Cautionary statement

© Fifth Third Bank | All Rights Reserved Appendix

Pre-tax pre-provision earnings
1
1 Non-GAAP measure; see Reg. G reconciliation on following pages.
2 Prior quarters include similar adjustments.
3 See Slide 7 and Slide 8 of earnings presentation dated 10/17/13 for detailed breakout of credit-related items.
4 There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
Note: 3Q13 also included a $15 million reduction in the mortgage representation and warranty reserve; 2Q13, 4Q12, and 3Q12 also included mortgage repurchase reserve builds of $9 million, $26 million, and $24 million, respectively, related to additional guidance received from Freddie Mac. These impacts are reflected in “Credit-related items in noninterest expense” listed above.
PPNR of $655MM up 15%; Adjusted PPNR of $603MM up 1% from 3Q12.
PPNR reconciliation
$800
$700
$600
$500
$400
$300
$200
$100
$0
3Q12 4Q12
1Q13 2Q13 3Q13
59
68
24
14
13
10
6
35
16
5
600
640
605
632
603
$568 $616 $653 $905
$655
PPNR
Credit-related items in noninterest expense
Credit-related items in noninterest income
Adjusted PPNR
($ in millions) 3Q12 4Q12 1Q13 2Q13 3Q13
Income before income taxes (U.S. GAAP) (a) $503 $540 $591 $841 $605
Add: Provision expense (U.S. GAAP) (b) 65 76 62 64 51
PPNR (a) + (b) $568 $616 $653 $905 $655
Adjustments to remove (benefit) / detriment 2 :
In noninterest income:
Gain from sales of Vantiv shares - (157) - (242) (85)
Vantiv warrant & puts 16 19 (34) (76) (6)
Valuation of 2009 Visa total return swap 1 15 7 5 2
Sale of certain Fifth Third funds (13) - (7) - -
BOLI settlement - - - (10) -
Securities (gains) / losses (2) (2) (17) - (2)
In noninterest expense:
Debt extinguishment (gains) / losses 26 134 - - -
Severance expense 2 3 3 1 5
Sale of certain Fifth Third funds 2 - - - -
Large bank assessment fees - - - - 5
Gain on sale of affordable housing investments (5) - (9) (2) (1)
Additions to litigation reserves 5 13 9 51 30
Adjusted PPNR $600 $640 $605 $632 $603
Credit-related items 3 :
In noninterest income 14 13 10 6 5
In noninterest expense 59 68 24 35 16
Credit-adjusted PPNR 4 $673 $721 $639 $673 $624
© Fifth Third Bank | All Rights Reserved
PPNR trend

Available and contingent borrowing capacity (3Q13):
– FHLB ~$9B available, ~$11B total
– Federal Reserve ~$28B
Holding Company cash at 9/30/13: $1.9B
Cash currently sufficient to satisfy all fixed
obligations in a stressed environment for over
2 years (debt maturities, common and
preferred dividends, interest and other
expenses) without accessing capital markets;
relying on dividends from subsidiaries or any
other discretionary actions
Holding company unsecured debt maturities ($MM)
Bank unsecured debt maturities ($MM – excl. Brokered CDs) Heavily core funded
Strong liquidity profile
S-T
wholesale
9%
19
© Fifth Third Bank | All Rights Reserved
$1,250
$500
$500
$2,312
$1,458
$62
$500
$700
$600
2013
2014
2015
2016
2017 2018 2019 on
2017
2013
2014 2015 2016
2018 2019 on
Fifth Third Bancorp Fifth Third Capital Trust (Bancorp)
L-T debt
6%
Equity
12%
Other
liabilities
4%
S-T
borrowings
3%
Non-Core
Deposits
6%
Foreign
Office
1%
Consumer
time
3%
Savings
MMDA
22%
Interest
checking
19%
Demand
24%

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Capital management philosophy
1 Subject to Board of Directors and regulatory approval
Organic growth opportunities
• Support growth of core banking franchise
• Continued loan growth despite sluggish
economy
Strategic opportunities
• Prudently evaluate opportunities to increase
density of franchise via disciplined
acquisitions or selective de novos
• Expect future acquisition opportunities
although activity likely to remain muted in
near-term
• Attain top 3 market position in 65% of
markets or more longer term
Dividends
• As previously indicated, target levels more
consistent with Fed’s near-term payout ratio
guidance of 30%
• Strong levels of profitability would support
higher dividend than current level
• Quarterly dividend increased to $0.12 in 2Q13
Repurchases / Redemptions
Consistent and prudent capital management philosophy
Capital Retention / Deployment Capital Return
• Common share repurchases to limit / manage growth of
excess capital levels
• 2013 CCAR included:
– Potential repurchase of ~$1.2B in common stock
(including repurchases related to already realized
Vantiv gains)
o
Repurchased $539MM of common shares in
2Q13
– Potential issuance of $1.05B in preferred stock
o
$593MM of preferred stock issued in 2Q13
– Conversion of $398MM in 8.5% convertible preferred
stock into ~35.5MM common shares – July 2013
• Ability to repurchase shares in amount equal to any
future after-tax gains on sale of Vantiv shares
1 1
1

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
September June March December September
2013 2013 2013 2012 2012
Income before income taxes (U.S. GAAP) $604 $841 $591 $540 $503
Add: Provision expense (U.S. GAAP) 51 64 62 76 65
Pre-provision net revenue (a) 655 905 653 616 568
Net income available to common shareholders (U.S. GAAP) 421                             582                             413                             390                             354
Add: Intangible amortization, net of tax 1                                 1                                 1                                 2                                 2
Tangible net income available to common shareholders 422                             583                             414                             392                             356
Tangible net income available to common shareholders (annualized) (b) 1,674                         2,338                         1,679                         1,559                         1,416
Average Bancorp shareholders' equity (U.S. GAAP) 14,440                       14,221                       13,779                       13,855                       13,887
Less: Average preferred stock (593)                           (717)                           (398)                           (398)                           (398)
Average goodwill (2,416)                        (2,416)                        (2,416)                        (2,417)                        (2,417)
Average intangible assets (22)                              (24)                              (26)                              (28)                              (31)
Average tangible common equity (c) 11,409                       11,064                       10,939                       11,012                       11,041
Total Bancorp shareholders' equity (U.S. GAAP) 14,641                       14,239                       13,882                       13,716                       13,718
Less:  Preferred stock (593)                           (991)                           (398)                           (398)                           (398)
Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,417)
Intangible assets (21)                              (23)                              (25)                              (27)                              (30)
Tangible common equity, including unrealized gains / losses (d) 11,611                       10,809                       11,043                       10,875                       10,873
Less: Accumulated other comprehensive income / loss (218)                           (149)                           (333)                           (375)                           (468)
Tangible common equity, excluding unrealized gains / losses (e) 11,393                       10,660                       10,710                       10,500                       10,405
Total assets (U.S. GAAP) 125,673                     123,360                     121,382                     121,894                     117,483
Less:  Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,417)
Intangible assets (21)                              (23)                              (25)                              (27)                              (30)
Tangible assets, including unrealized gains / losses (f) 123,236                     120,921                     118,941                     119,451                     115,036
Less: Accumulated other comprehensive income / loss, before tax (335)                           (229)                           (512)                           (577)                           (720)
Tangible assets, excluding unrealized gains / losses (g) 122,901                     120,692                     118,429                     118,874                     114,316
Common shares outstanding (h) 887                             851                             875                             882                             897
Ratios:
Return on average tangible common equity (b) / (c) 14.7% 21.1% 15.4% 14.1% 12.8%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 9.27% 8.83% 9.03% 8.83% 9.10%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.42% 8.94% 9.28% 9.10% 9.45%
Tangible book value per share (d) / (h) 13.09 12.69 12.62 12.33 12.12
For the Three Months Ended

Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
September June March December September
2013 2013 2013 2012 2012
Total Bancorp shareholders' equity (U.S. GAAP)
$14,641 $14,239 $13,882 $13,716 $13,718
Goodwill and certain other intangibles (2,492) (2,496) (2,504) (2,499) (2,504)
Unrealized gains (218) (149) (333) (375) (468)
Qualifying trust preferred securities 810 810 810 810 810
Other 21 22 23 33 38
Tier I capital 12,762 12,426 11,878 11,685 11,594
Less: Preferred stock (593) (991) (398) (398) (398)
Qualifying trust preferred securities (810) (810) (810) (810) (810)
Qualifying noncontrolling interest in consolidated subsidiaries (39) (38) (38) (48) (51)
Tier I common equity (a) 11,320 10,587 10,632 10,429 10,335
Risk-weighted assets 1 (b) 114,544 112,285 109,626 109,699 106,858
Ratio:
Tier I common equity (a) / (b) 9.88% 9.43% 9.70% 9.51% 9.67%
Basel III - Estimated Tier 1 common equity ratio
September June
2013 2013
Tier 1 common equity (Basel I) $11,320 $10,587
Add: $88 $86
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) $11,408 $10,673
Add: Adjustment related to AOCI 3 $218 $149
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) $11,626 $10,822
Estimated risk-weighted assets under final Basel III rules 4 (e) 120,447 117,366
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.47% 9.09%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.65% 9.22%
1
2
3
4
Adjustments related to capital components include MSRs and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets, which were deductions to capital under Basel I capital rules.
Under final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier I common equity.
For the Three Months Ended
Under the banking agencies’ risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories.
The aggregate dollar amount in each risk category is multiplied by the associated risk weight of the category. The resulting weighted values are added together, along with the measure for market risk, resulting in the Bancorp’s total risk-weighted assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for MSRs and deferred tax assets that are under certain thresholds as a percent of Tier I capital; and (4) Derivatives are differentiated  between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.
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Adjustment related to capital components 2